Exhibit 10.7

FIRST AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This first amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated June 1, 2023 (the “Agreement”), by and among Pineapple Energy Inc. (the “Company”), the parties listed under the heading “Guarantors” on the signature pages attached hereto (each, a “Guarantor,” collectively, the “Guarantors;” each of Company and each Guarantor are referred to herein as a “Company Entity,” and together as the “Company Entities”), and Decathlon Specialty Finance, LLC, a Delaware limited liability company is effective July [22], 2024 (the “First Amendment Date”). Decathlon Specialty Finance, LLC has assigned the Agreement to Decathlon Growth Credit, LLC (“Lender”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company has requested that Lender consent to the replacement of Key Person and the incurrence of subordinated debt. The Company has further requested an extension of certain reporting requirements. In connection with and as a material inducement to Lender to make an accommodation with respect to such requests, Company desires to make certain amendments to the Agreement as provided herein.

The Company and the Lender hereby agree as follows:

1.            Amendments.

1.1.           Section 5.1. The reference in Section 5.1(a)(iii) to “30 days” shall be amended to be “45 days”.

1.2.           Section 5.17. Section 5.17 of the Agreement shall be amended and restated in its entirety as follows:

Key Person Agreement. The Company shall not amend the employment agreement between the Company and Key Person dated November 9, 2022 without the prior written consent of Lender.

1.3.           Definitions. The following definition shall be amended and restated in its entirety as follows:

“Key Person” means Scott Maskin.

1.4.           Schedule 10.4. An amended and restated Schedule 10.4 is attached hereto as Schedule 10.4.

1.5.           Schedule 10.5. An amended and restated Schedule 10.5 is attached hereto as Schedule 10.5.

2.            Organizational Change. Pursuant to Section 5.9 of the Agreement, Lender consents to Company changing its state of organization to Delaware, provided that Lender receives written notice of such change at least ten (10) business days prior to the effective date of such change.

3.            Compliance with Agreement. Company represents that it is in full compliance with its obligations under the Agreement. To the best of Lender’s knowledge, there is no event of default existing or continuing nor any other event that has occurred which would be an event of default but for the passage of time under the Transaction Documents.

4.            Consent to Conversion of Notes. Lender does not object to, nor will require any additional Lender consent, to the amendment and restatement of the notes issued pursuant to the MBB/Conduit Financing to be convertible debt instruments providing that all amounts outstanding under such note are convertible into equity of the Company at the option of the relevant lender, which may be exercised by such lender with respect to (x) principal or (y) principal, interest and any other amounts due under with respect to either the initial loan or all loans made by such lender, and to any extension of the maturity date by the relevant lender or other amendments to the loans which do not adversely affect the Lender or its rights under the Transaction Documents.

5.            Transaction Costs. Pursuant to Section 12.7 of the Agreement and in connection with this Amendment, the Company will reimburse Lender for fees and expenses incurred by Lender relating to this Amendment in an amount not to exceed $4,000.

6.            No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

The parties have executed this Amendment as of the First Amendment Date.

COMPANY:

PINEAPPLE ENERGY, INC. (f/k/a PINEAPPLE HOLDNIGS, INC.)

By:
Scott Maskin, interim CEO

LENDER:

Decathlon GROWTH CREDIT, LLC

By:
Wayne Cantwell, Managing Director

GUARANTORS:

PINEAPPLE ENERGY LLC

By:
Scott Maskin, interim CEO

SUNATION SOLAR SYSTEMS, INC.

By:
Scott Maskin, interim CEO

SUNATION COMMERCIAL, INC.

By:
Scott Maskin, interim CEO

SUNATION SERVICE, LLC

By:
Scott Maskin, interim CEO

SUNATION ROOFING, LLC

By:
Scott Maskin, interim CEO

SUNATION ENERGY, LLC

By:
Scott Maskin, interim CEO

SCHEDULE 10.4

PERMITTED INDEBTEDNESS

(a)            Company’s and the Company Entities’ Indebtedness to Lender under this Agreement and the other Transaction Documents;

(b)            unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(c)            Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of any Company Entity’s business; and

(d)            Indebtedness of up to $200,000 in the aggregate incurred in the ordinary course of business for the purchase of equipment that is secured solely by a purchase money security interest;

(e)            the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion,

(f)             intercompany Indebtedness owed by a Company Entity to another Company Entity;

(g)            Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guaranties and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h)            the Long-Term Note;

(i)             Indebtedness under that certain Loan and Security Agreement between Pineapple Energy, LLC and Hercules Capital, Inc. dated as of December 11, 2020, as amended from time to time (the “Hercules Note”); and

(j)             Indebtedness to MBB Energy, LLC (“MMB”) and Conduit Capital U.S. Inc. or an affiliate thereof (“Conduit”) in an amount of up to Two Million Dollars ($2,000,000) in the aggregate (the “MBB/Conduit Financing”), provided that MBB and Conduit have entered into a subordination agreement with Lender on terms acceptable to Lender in its sole discretion.

SCHEDULE 10.5
PERMITTED LIENS

(a)            Liens existing on the Effective Date and shown on the Perfection Certificates or arising under this Agreement and the other Transaction Documents;

(b)            Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which the applicable Company Entity maintains adequate reserves on its books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended , and the Treasury Regulations adopted thereunder;

(c)            statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties and incurred in the ordinary course of business;

(d)            leases, subleases, licenses, and sublicenses granted in the ordinary course of business;

(e)            banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with a Company Entity’s deposit accounts or securities accounts held at such institutions to secure solely payment of fees and similar costs and expenses;

(f)             Liens to secure payment of public utility services, workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(g)            Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 7.4;

(h)            easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and similar charges or encumbrances affecting real property not constituting a Material Adverse Effect;

(i)             Liens arising from the Hercules Note;

(j)             non-exclusive licenses of intellectual property granted to third parties in the ordinary course of business;

(k)            deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and

(l)             Liens arising from the MBB/Conduit Financing.